UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): September 30, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                          Oil Service HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

       DELAWARE                     001-16311                   13-5674085
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
    of incorporation)                                       Identification No.)
                                 --------------

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                         (Registrant's telephone number,
                              including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.     Other Events

Effective August 30, 2005, the quantity of shares of Smith International, Inc. (NYSE: "SII") represented by each 100 share round lot of Oil Services HOLDRS increased to 16 shares from 8 shares, as a result of a 2 for 1 stock split of Smith International, Inc.

Effective September 8, 2005, the quantity of shares of BJ Services Company (NYSE: "BJS") represented by each 100 share round lot of Oil Services HOLDRS increased to 28 shares from 14 shares, as a result of a 2 for 1 stock split of BJ Services Company.

Item 9.01.     Financial Statements and Exhibits

               (c)     Exhibits

                       99.1 Oil Service HOLDRS Trust Prospectus Supplement dated September 30, 2005 to Prospectus dated October 25, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERRILL LYNCH, PIERCE, FENNER & SMITH
                                          INCORPORATED


Date:  November 9, 2005               By /s/ Satyanarayan R. Chada
                                        -------------------------------------
                                       Name:    Satyanarayan R. Chada
                                       Title:   First Vice President



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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Oil Service HOLDRS Trust Prospectus Supplement dated September 30, 2005 to Prospectus dated October 25, 2004.



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